Exhibit 99.1

Blue Water Acquisition Corp. Receives Expected Notice from Nasdaq Regarding Delayed Annual Report

New York, NY, April 22, 2021 (GLOBE NEWSWIRE) – Blue Water Acquisition Corp. (NASDAQ: BLUWU) (the “Company”) announced today that it received a notice (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company failed to timely file its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

As previously disclosed in the Current Report on Form 8-K filed on April 15, 2021 by the Company, on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the SEC issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPAC”) such as the Company. The Company is continuing to evaluate its financial statements for the year ended December 31, 2020 to be included in the Form 10-K to determine whether its public and private warrants may be required to be accounted for as liabilities, rather than equity, in the Form 10-K. The Company is working diligently to finalize the financial statements and to file the Form 10-K as soon as practicable.

Under Nasdaq rules, the Company has 60 calendar days from the date of the Notice, or until June 15, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 12, 2021, to regain compliance.

About Blue Water Acquisition Corp.

Blue Water Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue targets in any industry, it intends to focus its search in the healthcare industry.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Russo Partners

David Schull
(858) 717-2310
david.schull@russopartnersllc.com

Ignacio Guerrero-Ros, Ph.D.
(646) 942-5604
Ignacio.Guerrero-Ros@russopartnersllc.com